IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: The Clarity Group, Inc.
DBA ETA

Debtor

CASE NO. 2:13-BK-16130 (RJH)

INVESTMENT ENTITY MONTHLY REPORT

MONTH OF October 2013

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : 86-0718832

Nature of Debtor's Investments: Assets have been sold, in the process of winding down the company

DATE DISCLOSURE STATEMENT FILED: ________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED: ________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE

RESPONSIBLE PARTY:

/s/ Susie Herrmann
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann, CFO
PRINTED NAME OF RESPONSIBLE PARTY

11/25/2013
DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann, CFO

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0036

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16130 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Operating	Credit Card	Blink	ETA #5851	
Balance at Beginning of Period				1,000	1,000
RECEIPTS					
Loans and Advances					
Capital Investments					
Sale of Assets					
Transfers from Other DIP Accounts					
Interest					
Other (attach list)					
TOTAL RECEIPTS					
DISBURSEMENTS					
Business - Ordinary Operations					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS					
Balance at End of Month *				1,000	1,000

*Information provided above should reconcile with balance sheet and income statement amounts

▼ ▼

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payment from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	

Case Number: 2:13-BK-16130 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
1. Have any assets been sold or transferred during this reporting period?	X	
2. Have you made any payments to an attorney or accountant this month?		X
3. Have any payments been made on prepetition liabilities during this reporting period?		X
4. Have any post-petition loans been received by the debtor(s) from any party?		X
5. Have any insurance policies or coverages expired?		X
6. Are any post-petition real estate taxes past due?		X
7. Have any pre-petition taxes been paid during this reporting period?		X
8. Do you expect any significant income changes within the next 90 days?		X
9. Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

The company sold all assets as of 10/15/13

What progress has been made, during the reporting period, towards reorganinzing your estate ?

Business assets have been sold, wind down in process

Case Number: 2:13-BK-16130 (RJH)

INVESTMENT STATUS

Please list each investment separately. In each description, include the name of the investment if it is a partnership, joint venture, stock in a corporation, etc. If the investment is real property, provide a description and an address.

INVESTMENT	SECURED CREDITOR	ORIGINAL LOAN BALANCE	SCHEDULED LOAN BALANCE
1 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____	No _____	
Scheduled Value:	Amount of listing: $		
2 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____	No _____	
Scheduled Value:	Amount of listing: $		
3 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____	No _____	
Scheduled Value:	Amount of listing: $		
4 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____	No _____	
Scheduled Value:	Amount of listing: $		

Case Number: 2:13-BK-16130 (RJH)

DISBURSEMENT DETAIL

please attach copies of bank statements

Month: October 2013
Account #

Bank Name Bank of America

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0.00
Total checks listed on continuation pages				0.00

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	0.00